                                                                   EXHIBIT 10.25


                          REGISTRATION RIGHTS AGREEMENT


            This REGISTRATION RIGHTS AGREEMENT (this "Registration Rights Agreement") entered into as of April 21, 1999, by and between the purchasers set forth on the signature pages hereof (each, a "Purchaser," and collectively, the "Purchasers") and Bio-Plexus, Inc., a Connecticut corporation, with offices at 129 Reservoir Road, Vernon, Connecticut 06066 (the "Company").

                              W I T N E S S E T H:

            WHEREAS, pursuant to the Subscription Agreement, dated as of the date hereof (the "Agreement"), by and between the Company and the Purchasers, the Company has agreed to sell, and the Purchasers have agreed to purchase up to $4,500,000 aggregate principal amount of 6% Convertible Debentures due 2004 of the Company (the "Debentures") and with such other rights as are set forth in the form of debenture (the "Form of Debenture") and warrants (the "Warrants") exercisable for the purchase of up to 500,000 shares of Common Stock, no par value, of the Company (the "Common Stock"), and having such other rights and terms as are set forth in the form of warrant (the "Form of Warrant");

            WHEREAS, the Debentures are convertible into shares of Common Stock (the "Underlying Debenture Shares");

            WHEREAS, the Warrants are exercisable for shares of Common Stock (the "Underlying Warrant Shares," and, together with the Underlying Debenture Shares, the "Shares"); and

            WHEREAS, pursuant to the terms of, and in partial consideration for, the Purchasers' purchase of the Debentures and the Warrants, the Company has agreed to provide the Purchasers with certain registration rights with respect to the Underlying Debenture Shares and the Underlying Warrant Shares issuable to the Purchasers as set forth in this Registration Rights Agreement;

            NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Agreement and this Registration Rights Agreement, the Company and the Purchasers agree as follows:

            1. Certain Definitions. As used in this Registration Rights Agreement, the following terms shall have the following respective meanings, and terms not otherwise defined herein shall have their respective meanings as assigned to them in the Agreement:

            "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

            "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            "Effectiveness Date" means with respect to the Registration Statement the 90th day following the Closing Date (as defined in the Stock Subscription Agreement).

            "Filing Date" means the 30th day following the Closing Date.

            "Holder" shall include the applicable Purchaser and any transferee of the Debentures, Shares or Registrable Securities which have not been sold to the public, to whom the registration rights conferred by this Registration Rights Agreement have been transferred in compliance with Section 12 of this Registration Rights Agreement.

            "Person" means and includes an individual, a partnership, a joint venture, a corporation, a company, a trust, an unincorporated organization and a government or any department or agency thereof.

            "Prospectus" means any prospectus relating to the Underlying Debenture Shares issuable upon conversion of the Debentures or the Underlying Warrant Shares issuable upon exercise of the Warrants, as applicable, as filed with the Commission pursuant to Rule 424(b) under the Securities Act or, if no such filing is required, any form of final prospectus relating to the Underlying Debenture Shares or the Underlying Warrant Shares included in the Registration Statement, as the case may be, at time the Registration Statement is declared effective by the Commission, in either case, including all the amendments and supplements to the prospectus or Registration Statement, including post-effective amendments and all material, if any, incorporated by reference therein.

            The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

            "Registration Expenses" shall mean all expenses to be incurred by the Company in connection with Purchasers' exercise of their registration rights under this Registration Rights Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the accounting fees and expenses (excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company), excluding any brokerage, sales or underwriting commission or compensation associated with the offer and sale of the Registrable Securities which shall be paid by the Purchasers. With respect to the "due diligence" examination of the Company, the Registration Expenses shall include only fees and disbursements, not to exceed $5,000, for one (1) designated counsel for all the Holders of Debentures and Warrants.

            "Registration Statement" shall have the meaning set forth in
Section 2(a) herein.

            "Registrable Securities" shall mean any Shares or other securities issued or issuable to the Purchasers or any Holder upon the conversion of any Debenture or any Shares or other securities issued or issuable to the Purchasers or any Holder upon the exercise of the Warrants; provided, however, Registrable Securities shall include, but not be limited to, a number of shares of Common Stock equal to no less than 200% of the maximum number of shares of Common Stock which would be issuable upon conversion of the Debentures and upon exercise of the Warrants, assuming such conversion and exercise occurred either (i) on the Closing Date or (ii) the date of filing of the Registration Statement, whichever date would produce a greater number of Registrable Securities. Such registered shares of Common Stock shall be allocated among the holders pro rata based on the total number of Registrable Securities issued or issuable as of each date that a Registration Statement is declared effective by the Commission.

            "Regulation D" shall mean Regulation D as promulgated pursuant to the Securities Act, and as it may be subsequently amended.

            "Securities Act" shall mean the Securities Act of 1933, as amended.

            "Selling Expenses" shall mean all brokerage fees, underwriting discounts and selling commissions applicable to the offer and sale of Registrable Securities and all fees and disbursements of counsel for Holders.

            2. Registration Requirements. The Company shall use its diligent best efforts to effect the registration of the Registrable Securities contemplated by the Agreement (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as would permit or facilitate the sale or distribution of all the Registrable Securities in the manner (including manner of sale) and in all states reasonably requested by the Holders under a broad-based plan of distribution reasonably acceptable to the Holders. Such best efforts by the Company shall include, without limitation, the following:

                   (a) The Company shall, as soon as practicable after the date hereof but in no event later than 30 days after the date hereof, file (i) a registration statement with the Commission pursuant to Rule 415 under the Securities Act on Form S-3 under the Securities Act (or in the event that the Company is ineligible to use such form, such other form as the Company is eligible to use under the Securities Act) covering the Registrable Securities so requested to be registered (the "Registration Statement"); (ii) such blue sky filings as shall have been requested by the Holders; and (iii) any required filings with the National Association of Securities Dealers, Inc., The Nasdaq Small-Cap Market, or such other exchange or market on which the Common Stock is traded. Thereafter, the Company shall use its best efforts to have such Registration Statement and other filings declared effective as promptly as practicable. The Company shall not permit any securities other than the Registrable Securities to be included in the Registration Statement and shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the 90th day following the date hereof, and to keep such Registration Statement continuously effective under the Securities Act until the date which is three (3) years after the date that such Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold without any restriction pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect (the "Effectiveness Period"). If an additional Registration Statement is required to be filed because the actual number of shares of Common Stock into which the Debentures are convertible and the Warrants are exercisable exceeds the number of shares of Common Stock initially registered in respect of the Underlying Debenture Shares and the Underlying Warrant Shares based upon the computation on the Closing Date or the filing of the Registration Statement, as applicable, the Company shall have fifteen (15) Business Days to file such additional Registration Statement, and the Company shall use its best efforts to cause such additional Registration Statement to be declared effective by the Commission as soon as possible, but in no event later than 90 days after filing.


                  (b) If after 120 days from the date hereof, the Registration Statement has not been declared effective by the Commission, the Holders shall have, in addition to, and without limiting, any other rights they may have at law, in equity or under the Debenture, the Warrant, the Agreement or this Registration Rights Agreement (including the right to specific performance), the right to receive, as liquidated damages, an amount equal to 1.5% of the Aggregate Principal Amount (as defined in the Debenture), in cash, for each 30-day period after such 120-day period that such Registration Statement is not effective (which payment shall be pro rated for any period of less than 30 days). In addition to the foregoing, if after 150 days from the date hereof, the Registration Statement has not been declared effective by the Commission, then upon demand of any Holder, the Company shall redeem all or any specified portion of the Debentures held by such Holder at a redemption price equal to 130% of the sum of (x) the Aggregate Principal Amount thereof, plus (y) accrued but unpaid dividends thereon (whether or not earned or declared), if any, together with all other payments due under this Section 2(b) and under the Debentures, the Warrants and the Agreement.

                  (c) If the Holders intend to distribute the Registrable Securities covered by the Registration Statement by means of an underwriting, the Holders shall so advise the Company. The Holders will have the right to select the investment bankers for such underwriting subject to such investment bankers being reasonably satisfactory to the Company.

                  (d) The Company shall enter into such customary agreements (including a customary underwriting agreement with the underwriter or underwriters, if any) and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities. If the Registrable Securities are being offered and sold in an underwritten offering, the Company shall:

                        (i) make such representations and warranties to the Holders and the underwriter or underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in secondary underwritten offerings;

                        (ii) cause to be delivered to the sellers of Registrable Securities and the underwriter or underwriters, if any, opinions of counsel to the Company, dated the date of delivery of any Registrable Securities sold pursuant to the Registration Statement (which opinions (in form, scope and substance), shall be reasonably satisfactory to the managing underwriter or underwriters, if any) addressed to the Holders and each underwriter, if any, covering the matters customarily covered in opinions requested in secondary underwritten offerings and, in the case of an underwritten offering, such other matters as may be reasonably requested by the Holders;

                        (iii) cause to be delivered, immediately prior to the effectiveness of the Registration Statement (and, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto), a "comfort" letter from the Company's independent certified public accountants addressed to the Holders and each underwriter, if any, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with secondary underwritten public offerings;

                        (iv) if an underwriting agreement is entered into, the same shall set forth in full the indemnification and contribution provisions and procedures of Sections 6 and 7 with respect to all parties to be indemnified pursuant to such sections; and

                        (v) the Company shall deliver such documents and certificates as may be reasonably requested by the Holders of the Registrable Securities being sold or the managing underwriter or underwriters, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement, if any, or other agreement entered into by the Company;

      the foregoing in this Section 2(d) shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder; provided, however, the foregoing in Section 2(d) shall be required on only one (1) occasion.

                  (e) The Company shall make available for inspection by a representative or representatives of the Holders, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by such Holders or underwriter, all financial and other records customary for such purposes, pertinent corporate documents and properties of the Company, and cause the

      Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement. The Holders and each of their representatives, underwriters, attorneys and accountants will agree to keep all non-public information supplied to it confidential until such information is included in the Registration Statement filed with the Commission.

            3. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance with registration pursuant to this Registration Rights Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the Holders.

            4. Registration on Form S-3. The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms, or in the event that the Company is ineligible to use such form, such form as the Company is eligible to use under the Securities Act.

            5. Registration Procedures. In the case of each registration effected by the Company pursuant to this Registration Rights Agreement, the Company will keep the Holders advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

                  (a) Keep such registration effective for the period ending at the earlier of the following: (i) three (3) years after the date that such Registration Statement is declared effective by the Commission or (ii) such time when all Registrable Securities covered by such Registration Statement have been sold or may be sold without any restriction pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect.

                  (b) Furnish such number of prospectuses, and amendments and supplements thereto, and other documents incident thereto as any Holder from time to time may reasonably request.

                  (c) Prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to such Prospectus.

                  (d) Notify each Holder of Registrable Securities included in the Registration Statement, counsel for the Holders and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice (a "Notice") in writing, (1) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (2) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purposes, (3) if at any time the representations and warranties of the Company contained in agreements contemplated by Section 2(d) cease to be true and correct, (4) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (5) of the happening of any event as a result of which the Prospectus included in the Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading and (6) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under such Registration Statement inadvisable pending such disclosure and post-effective amendment.

                  (e) Upon the occurrence of any event contemplated by Section 5(d)(2) through (6) and immediately upon the expiration of any Blocking Period (as defined in Section 5A), prepare, if the occurrence of such event or period requires such preparation, a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

                  (f) Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

                  (g) Ensure that all Registrable Securities subject to the Registration Statement shall at all times be registered or qualified for offer and sale under the securities or blue sky laws of such jurisdictions as any Holder or underwriter reasonably requests in writing; use its best efforts to keep each such registration or qualification effective, including through new filings or amendments or renewals, during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company will not be required to qualify to do business or take any action that would subject it to taxation or general service of process in any jurisdiction where it is not then so qualified or subject.

                  (h) Use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by the National Association of Securities Dealers, Inc. as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities in accordance with the chosen method or methods of distribution.

                  (i) Cause all Registrable Securities included in such Registration Statement to be listed, by the date of first sale of Registrable Securities pursuant to such Registration Statement, on the principal securities exchange or automated interdealer system on which the same type of securities of the Company are then listed or traded.

            5A. Suspensions of Effectiveness. The Company may suspend dispositions under the Registration Statement and notify the Holders that they may not sell the Registrable Securities pursuant to any Registration Statement or Prospectus (a "Blocking Notice") if the Company's board of directors determines in its reasonable good faith judgment that the Company's obligation to ensure that such Registration Statement and Prospectus are current and complete would require the Company to take actions that might reasonably be expected to have a materially adverse detrimental effect on the Company and its shareholders; provided that the Company shall diligently and expeditiously take all actions it reasonably determines to be necessary or advisable to cause such Prospectus to be current and complete and to remove such suspension pursuant to a Blocking Notice or the Notice described below or as a result of the circumstances described in Section 5(d)(2) through (6) within sixty (60) days. Each Holder agrees by acquisition of the Registrable Securities that, upon receipt of a Blocking Notice or "Notice" from the Company of the existence of any fact of the kind described in the following sentence, such Holder shall not dispose of, sell or offer for sale the Registrable Securities pursuant to the Registration Statement until such Holder receives (i) copies of the supplemented or amended Prospectus, or until counsel for the Company shall have determined that such disclosure is not required due to subsequent events, (ii) notice in writing (the "Advice") from the Company that the use of the Prospectus may be resumed and (iii) copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. Pursuant to the immediately preceding sentence, the Company may provide such Notice to such Holder upon the determination by the Company of the existence of any fact or the happening or any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue in any material respect, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus, in order to make the statements therein not misleading in any material respect. If so directed by the Company in connection with any such notice, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities that was current immediately prior to the time of receipt of such notice. In the event the Company shall give any such Blocking Notice or Notice, the time regarding the effectiveness of such Registration Statement set forth in Section 5(a), the expiration date of the Debentures and/or the expiration date of the Warrants may, at the option of each Holder, be extended by one and one-half (1-1/2) times the number of days during the period from and including the date of the giving of such Blocking Notice or Notice to and including the date when the Holders shall have received the copies of the supplemented or amended Prospectus, the Advice and any additional or supplemental filings that are incorporated by reference in the Prospectus. Delivery of a Blocking Notice or Notice and the related suspension of any Registration Statement shall not constitute a default under this Registration Rights Agreement and shall not create any obligation to pay liquidated damages under Section 2 hereof. However, if the Holder's ability to sell under the Registration Statement is suspended for more than the thirty (30) day period described above (whether or not consecutive) during any twelve (12) month period (an "Excess Blocking Period"), then during the period of such suspension, such interest payable on all of the Debentures shall be increased by 2% (i.e., from 6% to 8%) commencing on the first day of the thirty (30) day period (or part thereof) following the beginning of an Excess Blocking Period; an additional 2% commencing on the first day of each of the second and third such thirty (30) day periods (or part thereof) thereafter; and an additional 1% percent on the first day of each consecutive thirty (30) day period (or part thereof) thereafter until the Excess Blocking Period terminates. In addition, if the Excess Blocking Period continues for more than an aggregate of 180 days in any 360-day period, then at Holder's option, the Company shall redeem Holder's Debentures at a redemption price equal to 130% of the sum of (x) the Aggregate Principal Amount thereof plus (y) accrued and unpaid dividends thereon (whether or not earned or declared) to the date of redemption, together with all payments due under this Section and the Agreement.

            6. Indemnification.

            (a) Company Indemnity. The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Registration Rights Agreement, and each underwriter, if any, and each person who controls, within the meaning of
Section 15 of the Securities Act and the rules and regulations thereunder, any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission) that is made in reliance upon and in conformity with written information furnished to the Company by such Holder or the underwriter for use therein. The indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

            (b) Holder Indemnity. Each Holder will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, partners, and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, each other Holder (if any), and each of their officers, directors and partners, and each person controlling such other Holder within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company and such other Holders and their directors, officers and partners, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder for use therein; provided that no Holder shall be liable under this indemnity for an amount in excess of the net proceeds received by such Holder from the sale of the Registrable Securities pursuant to such registration statement. The indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

            (c) Procedure. Each party entitled to indemnification under this Article (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at the Indemnified Party's expense; provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
Section 6 except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice. The Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Party; provided, however, that if separate firm(s) of attorneys are required due to a conflict of interest, then the Indemnifying Party shall be liable for the reasonable fees and expenses of each such separate firm. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

            7. Contribution. (a) If the indemnification provided for in Section 6 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company on the one hand and the Holder or underwriters, as the case may be, on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder or underwriters, as the case may be, on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Holder or underwriters, as the case may be, on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and the Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of the Holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

            (b) The relative benefits received by the Company on the one hand and the Holders or the underwriters, as the case may be, on the other shall be deemed to be in the same proportion as the proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company from the initial sale of the Registrable Securities by the Company to the Holders pursuant to this Registration Rights Agreement bear to the net proceeds received by the Holders from the sale of Registrable Securities pursuant to the Registration Statement or the total underwriting discounts and commissions received by the underwriters as set forth in the table on the cover page of the Prospectus, as the case may be. The relative fault of the Company on the one hand and of the Holders or underwriters, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, by the Holders or by the underwriters.

            (c) In no event shall the obligation of any Indemnifying Party to contribute under this Section 7 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under clauses (a) or (b) of Section 6 hereof had been available under the circumstances.

            (d) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rated allocation (even if the Holders or the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Holder or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of such Holder, the total price at which the shares of Common Stock offered by such Holder and distributed to the public, or offered to the public, exceed the amount paid by such Holder for the underlying Debentures converted into such shares of Common Stock, (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Holders or underwriter have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            8. Changes in Common Stock. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

            9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Debentures and the Shares to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                  (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to each Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any Debentures or Shares without registration.

            10. Survival. The indemnity and contribution agreements contained in Sections 6 and 7 and the representations and warranties of the Company referred to in Section 2(d)(i) shall remain operative and in full force and effect regardless of (a) any termination of this Registration Rights Agreement or any underwriting agreement, (b) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company and (c) the consummation of the sale or successive resales of the Registrable Securities.

            11. Information by Holder. Each Holder shall promptly furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Registration Rights Agreement; provided, however, each Holder shall be given at least ten (10) days to respond to such request. All information provided to the Company by such Holder shall be accurate and complete in all material respects and such Holder shall promptly notify the Company if any such information becomes incorrect or incomplete. If such Holder does not timely provide such information as is determined by the Company to be required by the Securities Act to be included in the Registration Statement and is requested, the Company may exclude the Registrable Securities of such Holder from the Registration Statement without breach of this Registration Rights Agreement and such Holder shall not be entitled to the liquidated damages contemplated by Section 2(b) to the extent that such delay in the Registration Statement becoming effective is caused by such failure to timely provide information unless such Holder shall be able to demonstrate to the Company's satisfaction that such failure to timely provide did not proportionately contribute to the event giving rise to the damages obligation; provided, however, at least one (1) day's prior written notice of the Company's intention to exclude the Registrable Securities of such Holder from the Registration Statement shall be given to each Holder.

            12. Transfer or Assignment of Registration Rights. The rights granted to the Purchasers by the Company under this Registration Rights Agreement to cause the Company to register Registrable Securities, may be transferred or assigned to a transferee or assignee together with any transfer or assignment of the Registrable Securities, provided that the Company is given written notice by any applicable Holder at the time of or within twenty (20) days after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights agrees in writing to be bound by this Registration Rights Agreement.

            13. Representations and Warranties of the Company. The Company represents and warrants that there are no agreements, understandings or commitments, oral or written, between the Company and the holders of its securities pursuant to which such holders have a right to require the Company to register or qualify any of its securities under the Securities Act or any applicable state securities laws, except for the rights granted to the holders of warrants to purchase an aggregate of 925,693 shares of Common Stock issued by the Company in private placements in September 1992, April 1993, October 1993, March 1994, April 1994, June 1994, March 1995, June 1995, August 1995, June 1996, September 1998, December 1998 and January 1999.

            14. Miscellaneous.

            (a) Entire Agreement. This Registration Rights Agreement, the Agreement and the Debentures contain the entire understanding and agreement of the parties, and may not be modified or terminated except by a written agreement signed by the parties.

            (b) Notices. Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Registration Rights Agreement shall be in writing and shall be deemed given when delivered personally, by overnight courier service or by facsimile, with a hard copy to follow by overnight or two day courier, addressed to the other party at the address of the party set forth at the end of this Registration Rights Agreement or such other address as a party may request by notifying the other in writing. Copies of all notices (a) to the Purchaser shall be sent to the address set forth on the signature pages hereof, (b) to a Holder other than Purchaser, shall be sent to the address thereof furnished by like notice to the Company, and (c) to the Company shall be sent to Richard L. Higgins, Bio-Plexus, Inc., 129 Reservoir Road, Vernon, Connecticut 06066, Telecopy: (860) 870-6118, with a copy to Walter W. Simmers, Esq., Pepe & Hazard LLP, Goodwin Square, Hartford, Connecticut 06103, Telecopy: (860) 522-2796, or to such other corporate officer as it may hereafter designate.

            (c) Gender of Terms. All terms used herein shall be deemed to include the feminine and the neuter, and the singular and the plural, as the context requires.

            (d) GOVERNING LAW; CONSENT OF JURISDICTION. THIS REGISTRATION RIGHTS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW EXCEPT FOR MATTERS ARISING UNDER THE SECURITIES ACT OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH MATTERS SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH SUCH LAWS.

            (e) Severability. Notwithstanding any provision of this Registration Rights Agreement, neither the Company nor any other party hereto shall be required to take any action which would be in violation of any applicable Federal or state securities law. The invalidity or unenforceability of any provision of this Registration Rights Agreement in any jurisdiction shall not affect the validity, legality or enforceability of any other provision of this Registration Rights Agreement in such jurisdiction or the validity, legality or enforceability of this Registration Rights Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

            (f) Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions of this Registration Rights Agreement and the transactions contemplated hereby.

            (g) No Inconsistent Agreements. The Company has not, as of the date hereof entered into and currently in effect, nor shall the Company on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement currently in effect granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict with the provisions of this Agreement.

            (h) Titles. The titles used in this Registration Rights Agreement are used for convenience only and are not to be considered in construing or interpreting this Registration Rights Agreement.

            (i) Counterparts. This Registration Rights Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts and all of which together constitute one instrument.

            (j) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement, and the Company shall not after the date hereof enter into any agreement providing such right to any of its security holders, unless the right so granted is subject in all respects to the prior rights in full of the Holders set forth herein, and is not otherwise in conflict with the provisions of this Agreement.

            (k) Piggy-Back Registrations. If at any time when there is not an effective Registration Statement covering the Shares, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each holder of Registrable Securities written notice of such determination and, if within thirty (30) days after receipt of such notice, any such holder shall so request in writing, (which request shall specify the Registrable Securities intended to be disposed of by the Purchasers), the Company will cause the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holder, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the

Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 3 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 14(k) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 14(k) that are eligible for sale pursuant to Rule 144(k) of the Securities Act. In the case of an underwritten public offering, if the managing underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the managing underwriter(s) should reasonably determine that the inclusion of such Registrable Securities would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holders, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration), if the Company after consultation with the managing underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holders shall be included in such registration statement, if the Company after consultation with the managing underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company).

            (l) Escrowed Funds. The Company shall maintain $100,000 (the "Escrowed Funds") in an escrow account pursuant to an escrow agreement (the "Escrow Agreement") until the Registration Statement is declared effective. The first $100,000 of payments to be made pursuant to the terms of either the Subscription Agreement, the Registration Rights Agreement, the Debentures or the Warrants (the "Transaction Documents"), including any payments made by the Company in connection with a redemption of the Debentures or any penalty payments or other damages assessed for failure to perform the obligations of the Company set forth in the Transaction Documents, shall be payable out of the Escrowed Funds, to the extent available, and any remaining payments due under the Transaction Documents shall be due and payable immediately upon demand in immediately available funds.

            (m) Most Favored Registration Rights. The Company shall not grant to any person any registration rights ("New Registration Rights") with respect to securities of the Company if such New Registration Rights are, in the reasonable opinion of any Purchaser, superior in any fashion to the registration rights granted to any Purchaser pursuant to this

Agreement, unless the holders of a majority of the Registrable Securities consent to such New Registration Rights in writing.

                           [SIGNATURE PAGES TO FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.




                                    BIO-PLEXUS, INC.


                                    By: ___________________________________
                                        Name:
                                        Title:




                                    LEONARDO, L.P.
                                    By:  Angelo, Gordon & Co., L.P.
                                    Its: General Partner


                                    By: ___________________________________
                                        Name:  Michael L. Gordon
                                        Title: Chief Operating Officer


                                        Address:

                                        c/o Angelo, Gordon & Co., L.P.
                                        245 Park Avenue, 26th Floor
                                        New York, New York  10167
                                        Attn: Gary Wolf
                                        Telephone: (212) 692-2058
                                        Telecopy:  (212) 867-6449

                                    AG SUPER FUND INTERNATIONAL
                                      PARTNERS, L.P.
                                    By:  Angelo, Gordon & Co., L.P.
                                    Its: General Partner


                                    By: ___________________________________
                                        Name:  Michael L. Gordon
                                        Title: Chief Operating Officer


                                        Address:

                                        c/o Angelo, Gordon & Co., L.P.
                                        245 Park Avenue, 26th Floor
                                        New York, New York  10167
                                        Attn: Gary Wolf
                                        Telephone: (212) 692-2058
                                        Telecopy:  (212) 867-6449




                                    RAMIUS FUND, LTD.
                                    By:  AG Ramius Partners, L.L.C.
                                    Its: Investment Advisor


                                    By: ___________________________________
                                        Name:  Michael L. Gordon
                                        Title: Managing Officer


                                        Address:

                                        c/o Angelo, Gordon & Co., L.P.
                                        245 Park Avenue, 26th Floor
                                        New York, New York  10167
                                        Attn: Gary Wolf
                                        Telephone: (212) 692-2058
                                        Telecopy:  (212) 867-6449

                                    GAM ARBITRAGE INVESTMENTS, INC.
                                    By:  Angelo, Gordon & Co., L.P.
                                    Its: Investment Advisor


                                    By: ___________________________________
                                        Name:  Michael L. Gordon
                                        Title: Chief Operating Officer


                                        Address:

                                        c/o Angelo, Gordon & Co., L.P.
                                        245 Park Avenue, 26th Floor
                                        New York, New York  10167
                                        Attn: Gary Wolf
                                        Telephone: (212) 692-2058
                                        Telecopy:  (212) 867-6449




                                    RAPHAEL, L.P.


                                    By: ___________________________________
                                        Name:  Michael L. Gordon
                                        Title: Chief Operating Officer


                                        Address:

                                        c/o Angelo, Gordon & Co., L.P.
                                        245 Park Avenue, 26th Floor
                                        New York, New York  10167
                                        Attn: Gary Wolf
                                        Telephone: (212) 692-2058
                                        Telecopy:  (212) 867-6449

                                    AGR HALIFAX FUND, LTD.
                                    By:  AG Ramius Partners, L.L.C.
                                    Its: Investment Advisor


                                    By: ___________________________________
                                        Name:  Jeffrey M. Solomon
                                        Title: Managing Officer


                                        Address:

                                        c/o Ramius Capital Group, LLC
                                        757 Third Avenue, 27th Floor
                                        New York, New York  10017
                                        Attn: Jeffrey M. Solomon
                                        Telephone: (212) 845-7917
                                        Telecopy:  (212) 845-7999